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                                                                    EXHIBIT 10.3

                 AMENDMENT NO. 1 AND CONSENT TO LEASE AGREEMENT

         AMENDMENT NO. 1 AND CONSENT TO LEASE AGREEMENT dated as of March 15, 2002 between IRON MOUNTAIN INFORMATION MANAGEMENT, INC. (f/k/a "Iron Mountain Records Management, Inc."), a Delaware corporation ("LESSEE") and IRON MOUNTAIN STATUTORY TRUST - 1999, a Connecticut statutory trust ("OWNER"), and consented to by each of the Agent Bank and the LC Issuer listed on the signature pages hereto.

         Lessee and Owner are parties to a certain Lease Agreement between Owner and Lessee dated as of July 1, 1999 (as amended and supplemented from time to time, the "LEASE"). The Lease has been assigned to the Agent Bank pursuant to an Assignment of Lease and Agency Agreement from Owner to Agent Bank and consented to by Lessee dated as of July 1, 1999. Lessee has requested that Owner amend the Lease with respect to certain defaults and related definitions; and Lessee has requested that the Agent Bank and the LC Issuer consent to such changes. Accordingly, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Agreement, terms defined in Appendix I to the Lease are used herein as defined therein.

         Section 2. AMENDMENTS. Subject to the terms and conditions contained herein, the Lease is hereby amended as follows:

         A. SECTION 21 (CONDITIONAL LIMITATIONS - EVENTS OF DEFAULT AND REMEDIES). Section 21(a) of the Lease is hereby by amended by deleting in its entirety clause (xi) thereof and replacing it as follows:

         "(xi) (i) one or more judgments, orders, decrees or arbitration awards requiring Lessee or Guarantor to pay an aggregate amount of $5,000,000 or more (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of the Guarantor) shall be rendered against Lessee or Guarantor in connection with any single or related series of transactions, incidents or circumstances and the same shall not be satisfied, vacated or stayed for a period of sixty
(60) consecutive days; or (ii) any judgment, writ, assessment, warrant of attachment, tax lien or execution or similar process shall be issued or levied against a substantial part of the property of the Lessee or Guarantor and the same shall not be released, stayed, vacated, or otherwise dismissed within sixty
(60) days after issue or levy; or"

         B. APPENDIX I - DEFINITIONS. The defined term "Credit Agreement" set forth in Appendix I to the Lease is hereby amended and restated as follows:

            "CREDIT AGREEMENT shall mean the Fifth Amended and Restated Credit Agreement dated as of March 15, 2002 among Guarantor and the other parties thereto as amended, amended and restated, modified, extended, refinanced or supplemented from time to time, except to the extent that the Operative Documents refer to it as in effect on the date hereof."

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         Section 3. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date hereof when, and only when, the Owner, the Agent Bank and the LC Issuer shall have received a counterpart of this Agreement duly executed by the parties hereto.

         Section 4. REPRESENTATIONS AND WARRANTIES. As of the date hereof, Lessee hereby represents and warrants to Owner, the LC Issuer, the Agent Bank, the Lenders and their respective counsel that:

         A. the representations and warranties made by Lessee in each Operative Document to which it is a party are true and correct in all material respects on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

         B. no event has occurred and is continuing under any Operative Document that constitutes a Default or an Event of Default.

         Section 5. MISCELLANEOUS. Except as herein provided, the Lease and each of the other Operative Documents shall remain unchanged and in full force and effect. Upon the effectiveness of this Agreement, on and after the date hereof, each reference in any Operative Document to the Lease shall mean and be a reference to the Lease as amended hereby. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts.

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         IN WITNESS WHEREOF, the parties hereunto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     LESSEE:

                                     IRON MOUNTAIN INFORMATION MANAGEMENT, INC.

                                     By: /s/ J.P. Lawrence
                                        ---------------------------------------
                                     Name:  J.P. Lawrence
                                     Title: VP & Treasurer

                                     OWNER:

                                     IRON MOUNTAIN STATUTORY TRUST - 1999

                                     By: First Union National Bank, not in its
                                         individual capacity, but solely as
                                         trustee

                                     By: /s/ Timothy A. Donmoyer
                                        ---------------------------------------
                                     Name:  Timothy A. Donmoyer
                                     Title: Vice President

                                     Consented to by:

                                     AGENT BANK:

                                     WACHOVIA CAPITAL INVESTMENTS, INC.

                                     By: /s/ J. Andrew Phelps
                                        ---------------------------------------
                                     Name:  /s/ J. Andrew Phelps
                                     Title: Vice President

                       [LEASE AMENDMENT NO. 1 - WACHOVIA]

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                                     LC ISSUER:

                                     BTM CAPITAL CORPORATION

                                     By: /s/ Paul F. Nolan
                                       ----------------------------------------
                                     Name:  Paul F. Nolan
                                     Title: Senior Vice President




                       [LEASE AMENDMENT NO. 1 - WACHOVIA]